CONTINGENT LIABILITY	12 Months Ended
Dec. 31, 2023
Disclosure Of Contingent Liability [Abstract]
CONTINGENT LIABILITY
NOTE 22:	CONTINGENT LIABILITY

On May 18, 2021, the Company filed a complaint against Alphonso, Inc. (“Alphonso”) in the Supreme Court of the State of New York, County of New York (the “Court”), asserting claims for breach of contract, tortious interference with business relations, intentional interference with contractual relations, unjust enrichment, and conversion.

The lawsuit arose out of Alphonso’s breach of a Strategic Partnership Agreement and an Advance Payment Obligation and Security Agreement (the “Security Agreement”) with us, and LG Electronics Inc.’s (“LG”) tortious interference with the Company’s contractual relationships and business relations and related misconduct. On February 23, 2024, the Company entered into a settlement and release agreement with Alphonso and LG and the parties have agreed to dismiss the Alphonso Lawsuit.

In March 2023, Alphonso remitted USD 11.3 million to the Company, comprising USD 7.25 million related to a secured advance repayment and USD 4.1 million related to additional interest, penalties and fees including reimbursement of certain legal fees.

On June 21, 2022, Alphonso filed a complaint against the Company in the United States District Court for the Northern District of California, asserting claims for misappropriation of trade secrets under federal and state law. On October 11, 2023, Alphonso dismissed its claims in the lawsuit with prejudice. On October 25, 2023, the Company filed a bill of costs to recover allowable legal costs from Alphonso. The Company’s request for tax costs is pending with the Court.